Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	20,878	10,913	15,929	16,409	64,129	23,103	27,847	27,218	29,125	107,293
Equity in earnings of affiliates	365	157	349	320	1,191	516	648	499	464	2,127
Net gain on dispositions	1	85	1	21	108	1	—	18	1	20
Other income	—	28	20	18	66	38	23	36	22	119
Total Revenues and Other Income	21,244	11,183	16,299	16,768	65,494	23,658	28,518	27,771	29,612	109,559

Costs and Expenses
Purchased crude oil and products	18,440	9,608	14,509	15,150	57,707	21,055	24,554	23,806	26,114	95,529
Operating expenses	1,341	1,026	1,016	1,180	4,563	1,307	1,165	1,206	1,396	5,074
Selling, general and administrative expenses	319	409	384	432	1,544	366	408	416	491	1,681
Depreciation and amortization	342	343	352	358	1,395	331	334	336	340	1,341
Impairments	3,006	—	1,140	106	4,252	1	2	853	5	861
Taxes other than income taxes	157	114	106	87	464	128	97	105	79	409
Accretion on discounted liabilities	6	5	6	5	22	6	5	6	6	23
Interest and debt expense	111	117	132	139	499	119	115	109	115	458
Foreign currency transaction (gains) losses	—	6	4	2	12	5	9	(9)	—	5
Total Costs and Expenses	23,722	11,628	17,649	17,459	70,458	23,318	26,689	26,828	28,546	105,381
Income (loss) before income taxes	(2,478)	(445)	(1,350)	(691)	(4,964)	340	1,829	943	1,066	4,178
Income tax expense (benefit)	(51)	(378)	(624)	(197)	(1,250)	70	325	150	256	801
Net Income (Loss)	(2,427)	(67)	(726)	(494)	(3,714)	270	1,504	793	810	3,377
Less: net income attributable to noncontrolling interests	69	74	73	45	261	66	80	81	74	301
Net Income (Loss) Attributable to Phillips 66	(2,496)	(141)	(799)	(539)	(3,975)	204	1,424	712	736	3,076

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	(5.66)	(0.33)	(1.82)	(1.23)	(9.06)	0.44	3.13	1.58	1.65	6.80
Diluted	(5.66)	(0.33)	(1.82)	(1.23)	(9.06)	0.44	3.12	1.58	1.64	6.77

Weighted-Average Common Shares Outstanding (thousands)
Basic	441,345	438,756	438,916	439,115	439,530	457,599	453,681	449,005	445,332	451,364
Diluted	441,345	438,756	438,916	439,115	439,530	459,289	455,585	451,001	447,835	453,888

Effective tax rate (%)	2.1%	84.9%	46.2%	28.5%	25.2%	20.6%	17.8%	15.9%	24.0%	19.2%
Adjusted effective tax rate (%)	4.4%	40.9%	125.7%	25.6%	85.2%	20.7%	20.2%	20.6%	23.6%	21.1%

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	(702)	324	146	223	(9)	316	423	(460)	405	684
Chemicals	169	42	231	193	635	227	275	227	150	879
Refining	(2,261)	(878)	(1,903)	(1,113)	(6,155)	(198)	983	856	345	1,986
Marketing and Specialties	513	286	415	232	1,446	205	353	498	377	1,433
Corporate and Other	(197)	(219)	(239)	(226)	(881)	(210)	(205)	(178)	(211)	(804)
Income (loss) before income taxes	(2,478)	(445)	(1,350)	(691)	(4,964)	340	1,829	943	1,066	4,178
Less: income tax expense (benefit)	(51)	(378)	(624)	(197)	(1,250)	70	325	150	256	801
Net Income (Loss)	(2,427)	(67)	(726)	(494)	(3,714)	270	1,504	793	810	3,377
Less: net income attributable to noncontrolling interests	69	74	73	45	261	66	80	81	74	301
Net Income (Loss) Attributable to Phillips 66	(2,496)	(141)	(799)	(539)	(3,975)	204	1,424	712	736	3,076

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	200	130	202	196	728	203	245	248	250	946
NGL and Other	179	83	102	86	450	90	143	169	120	522
DCP Midstream	81	32	50	41	204	23	35	23	35	116
Total Midstream	460	245	354	323	1,382	316	423	440	405	1,584
Chemicals	193	89	132	203	617	227	275	269	173	944
Refining
Atlantic Basin/Europe	(196)	(220)	(197)	(166)	(779)	(7)	258	279	61	591
Gulf Coast	(173)	(356)	(389)	(442)	(1,360)	(118)	222	184	76	364
Central Corridor	223	(113)	(129)	(177)	(196)	56	520	408	333	1,317
West Coast	(255)	(178)	(255)	(309)	(997)	(150)	(17)	(32)	(125)	(324)
Total Refining	(401)	(867)	(970)	(1,094)	(3,332)	(219)	983	839	345	1,948
Marketing and Specialties
Marketing and Other	434	259	366	181	1,240	138	294	440	237	1,109
Specialties	54	34	51	40	179	67	59	58	50	234
Total Marketing and Specialties	488	293	417	221	1,419	205	353	498	287	1,343
Corporate and Other	(197)	(224)	(213)	(235)	(869)	(210)	(205)	(178)	(211)	(804)
Adjusted income (loss) before income taxes	543	(464)	(280)	(582)	(783)	319	1,829	1,868	999	5,015
Less: adjusted income tax expense (benefit)	24	(190)	(352)	(149)	(667)	66	370	385	236	1,057
Adjusted Net Income (Loss)	519	(274)	72	(433)	(116)	253	1,459	1,483	763	3,958
Less: adjusted net income attributable to noncontrolling interests	69	50	73	74	266	66	80	81	74	301
Adjusted Net Income (Loss) Attributable to Phillips 66	450	(324)	(1)	(507)	(382)	187	1,379	1,402	689	3,657

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	(1,161)	—	(204)	(96)	(1,461)	—	—	(853)	—	(853)
Impairments by equity affiliates	—	—	—	—	—	—	—	(47)	—	(47)
Pension settlement expense	—	(5)	(3)	(1)	(9)	—	—	—	—	—
Hurricane-related costs	—	—	(1)	(3)	(4)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(1)	—	—	—	(1)	—	—	—	—	—
Asset dispositions	—	84	—	—	84	—	—	—	—	—
Total Midstream	(1,162)	79	(208)	(100)	(1,391)	—	—	(900)	—	(900)

Chemicals
Impairments by equity affiliates	—	(15)	—	—	(15)	—	—	—	—	—
Pension settlement expense	—	—	—	(21)	(21)	—	—	—	—	—
Hurricane-related costs	—	—	(2)	(1)	(3)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(24)	(32)	101	12	57	—	—	(42)	(23)	(65)
Total Chemicals	(24)	(47)	99	(10)	18	—	—	(42)	(23)	(65)

Refining
Impairments	(1,845)	—	(910)	—	(2,755)	—	—	—	—	—
Pending claims and settlements	—	—	—	—	—	21	—	—	—	21
Certain tax impacts	—	—	—	6	6	—	—	—	—	—
Pension settlement expense	—	(26)	(12)	(3)	(41)	—	—	—	—	—
Hurricane-related costs	—	—	(11)	(22)	(33)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(15)	15	—	—	—	—	—	—	—	—
Asset dispositions	—	—	—	—	—	—	—	17	—	17
Total Refining	(1,860)	(11)	(933)	(19)	(2,823)	21	—	17	—	38

Marketing and Specialties
Pending claims and settlements	37	—	—	—	37	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	—	—	—	90	90
Pension settlement expense	—	(4)	(1)	(1)	(6)	—	—	—	—	—
Hurricane-related costs	—	—	(1)	(2)	(3)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	(12)	(3)	—	14	(1)	—	—	—	—	—
Total Marketing and Specialties	25	(7)	(2)	11	27	—	—	—	90	90

Corporate and Other
Impairments	—	—	(25)	—	(25)	—	—	—	—	—
Certain tax impacts	—	8	—	—	8	—	—	—	—	—
Pension settlement expense	—	(3)	(1)	—	(4)	—	—	—	—	—
Asset dispositions	—	—	—	9	9	—	—	—	—	—
Total Corporate and Other	—	5	(26)	9	(12)	—	—	—	—	—

Total Special Items (Pre-tax)	(3,021)	19	(1,070)	(109)	(4,181)	21	—	(925)	67	(837)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items*	(75)	(208)	(262)	(23)	(568)	4	—	(235)	17	(214)
Other tax impacts	—	20	(10)	(25)	(15)	—	(45)	—	3	(42)
Total Income Tax Expense (Benefit)	(75)	(188)	(272)	(48)	(583)	4	(45)	(235)	20	(256)

Less: Income (Loss) Attributable to Noncontrolling Interests
Impairments	—	—	—	(28)	(28)	—	—	—	—	—
Hurricane-related costs	—	—	—	(1)	(1)	—	—	—	—	—
Asset dispositions	—	24	—	—	24	—	—	—	—	—
Total Income (Loss) Attributable to Noncontrolling Interests	—	24	—	(29)	(5)	—	—	—	—	—

Total Phillips 66 Special Items (After-tax)	(2,946)	183	(798)	(32)	(3,593)	17	45	(690)	47	(581)
* We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	84	(205)	(99)	(220)	—	—	—	—	—
NGL and Other	—	(5)	(3)	(1)	(9)	—	—	—	—	—
DCP Midstream	(1,162)	—	—	—	(1,162)	—	—	(900)	—	(900)
Total Midstream	(1,162)	79	(208)	(100)	(1,391)	—	—	(900)	—	(900)

Refining
Atlantic Basin/Europe	(441)	(7)	(2)	5	(445)	—	—	17	—	17
Gulf Coast	(670)	(9)	(16)	(22)	(717)	—	—	—	—	—
Central Corridor	(450)	9	(3)	(1)	(445)	21	—	—	—	21
West Coast	(299)	(4)	(912)	(1)	(1,216)	—	—	—	—	—
Total Refining	(1,860)	(11)	(933)	(19)	(2,823)	21	—	17	—	38

Marketing and Specialties
Marketing and Other	37	(4)	(1)	(1)	31	—	—	—	90	90
Specialties	(12)	(3)	(1)	12	(4)	—	—	—	—	—
Total Marketing and Specialties	25	(7)	(2)	11	27	—	—	—	90	90

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	(2,427)	(67)	(726)	(494)	(3,714)	270	1,504	793	810	3,377
Depreciation and amortization	342	343	352	358	1,395	331	334	336	340	1,341
Impairments	3,006	—	1,140	106	4,252	1	2	853	5	861
Accretion on discounted liabilities	6	5	6	5	22	6	5	6	6	23
Deferred income taxes	(47)	26	23	124	126	179	74	(138)	68	183
Undistributed equity earnings	(4)	302	(44)	80	334	95	(139)	19	(118)	(143)
Net gain on dispositions	(1)	(85)	(1)	(21)	(108)	(1)	—	(18)	(1)	(20)
Other	(139)	146	45	78	130	42	(101)	(38)	113	16
Net working capital changes	(519)	94	(304)	403	(326)	(1,401)	251	(151)	471	(830)
Net Cash Provided by (Used in) Operating Activities	217	764	491	639	2,111	(478)	1,930	1,662	1,694	4,808

Cash Flows From Investing Activities
Capital expenditures and investments	(923)	(939)	(552)	(506)	(2,920)	(1,097)	(631)	(867)	(1,278)	(3,873)
Return of investments in equity affiliates	38	50	51	53	192	21	14	20	16	71
Proceeds from asset dispositions	1	—	2	48	51	82	1	1	2	86
Advances/loans—related parties	(8)	(223)	(20)	(65)	(316)	—	(95)	—	(3)	(98)
Collection of advances/loans—related parties	—	44	—	—	44	—	95	—	—	95
Other	15	(79)	(23)	(43)	(130)	(18)	42	—	7	31
Net Cash Used in Investing Activities	(877)	(1,147)	(542)	(513)	(3,079)	(1,012)	(574)	(846)	(1,256)	(3,688)

Cash Flows From Financing Activities
Issuance of debt	1,199	2,031	75	1,873	5,178	725	135	898	25	1,783
Repayment of debt	(7)	(534)	(5)	(505)	(1,051)	(592)	(5)	(407)	(303)	(1,307)
Issuance of common stock	6	—	—	2	8	8	1	6	17	32
Repurchase of common stock	(443)	—	—	—	(443)	(344)	(455)	(439)	(412)	(1,650)
Dividends paid on common stock	(396)	(393)	(393)	(393)	(1,575)	(364)	(406)	(402)	(398)	(1,570)
Distributions to noncontrolling interests	(61)	(66)	(74)	(88)	(289)	(56)	(61)	(59)	(65)	(241)
Net proceeds from issuance of Phillips 66 Partners LP common units	2	—	—	—	2	32	10	91	40	173
Other	(24)	9	(7)	(17)	(39)	307	(6)	(19)	(13)	269
Net Cash Provided by (Used in) Financing Activities	276	1,047	(404)	872	1,791	(284)	(787)	(331)	(1,109)	(2,511)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(9)	5	27	54	77	8	(3)	(36)	17	(14)

Net Change in Cash and Cash Equivalents	(393)	669	(428)	1,052	900	(1,766)	566	449	(654)	(1,405)
Cash and cash equivalents at beginning of period	1,614	1,221	1,890	1,462	1,614	3,019	1,253	1,819	2,268	3,019
Cash and Cash Equivalents at End of Period	1,221	1,890	1,462	2,514	2,514	1,253	1,819	2,268	1,614	1,614

CAPITAL PROGRAM

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	580	597	315	194	1,686	419	359	524	567	1,869
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	245	164	168	239	816	194	197	254	356	1,001
Marketing and Specialties	25	86	28	34	173	19	23	34	298	374
Corporate and Other	50	54	38	42	184	43	52	55	56	206
Adjusted Capital Spending	900	901	549	509	2,859	675	631	867	1,277	3,450
Capital expenditures and investments funded by certain joint venture partners (Midstream)*	23	38	3	(3)	61	422	—	—	1	423
Consolidated Capital Expenditures and Investments	923	939	552	506	2,920	1,097	631	867	1,278	3,873
* Includes previously funded capital returned to our joint venture partner in the fourth quarter of 2020.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	46	44	12	17	119	150	128	77	117	472
CPChem (Chemicals)	126	13	65	80	284	103	72	77	130	382
WRB (Refining)	37	34	39	65	175	37	44	54	40	175
Selected Equity Affiliates	209	91	116	162	578	290	244	208	287	1,029
* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	200	214	(3)	97	508	203	245	248	250	946
NGL and Other	179	78	99	85	441	90	143	169	120	522
DCP Midstream	(1,081)	32	50	41	(958)	23	35	(877)	35	(784)
Income (Loss) before Income Taxes	(702)	324	146	223	(9)	316	423	(460)	405	684

Adjusted EBITDA*†
PSXP**	322	271	315	317	1,225	283	320	325	346	1,274
Other Midstream	188	75	115	105	483	128	190	219	152	689
Transportation and NGL and Other	510	346	430	422	1,708	411	510	544	498	1,963
DCP Midstream	129	66	88	79	362	67	80	79	86	312
Adjusted EBITDA	639	412	518	501	2,070	478	590	623	584	2,275
* See reconciliation of income (loss) before income taxes to adjusted EBITDA.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.
† Prior period information has been recasted to include additional equity affiliates and for adjustments to basis difference amortization.

Equity in Earnings (Losses) of Affiliates
Transportation	98	70	103	108	379	103	124	128	128	483
NGL and Other	51	49	44	37	181	51	53	51	48	203
DCP Midstream	80	32	49	40	201	23	34	(23)	34	68
Total	229	151	196	185	761	177	211	156	210	754

Depreciation and Amortization*
Transportation	38	38	41	42	159	36	37	40	39	152
NGL and Other	39	39	42	52	172	37	38	38	39	152
DCP Midstream	—	—	—	—	—	—	—	—	—	—
Total	77	77	83	94	331	73	75	78	78	304
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Transportation	188	186	185	199	758	172	173	183	196	724
NGL and Other	68	71	71	84	294	128	76	76	83	363
DCP Midstream	—	—	(1)	—	(1)	—	—	—	—	—
Total	256	257	255	283	1,051	300	249	259	279	1,087
* Excludes operating and SG&A expenses of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,178	2,840	3,076	2,925	3,005	3,176	3,417	3,443	3,544	3,396
Terminals**	3,148	2,883	2,966	2,886	2,971	3,063	3,261	3,381	3,548	3,315
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	198	170	217	411	249	234	232	203	227	224
* Excludes DCP Midstream.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners*	50	(348)	58	38	(202)	45	68	(47)	12	78
* Includes impairment charges of $159 million and $650 million in the first and second quarters of 2020, respectively.

Depreciation and Amortization	99	93	93	91	376	103	101	100	100	404

Operating and SG&A Expenses	202	212	212	240	866	246	257	257	267	1,027

Net Interest Expense*	78	71	77	76	302	70	75	79	84	308
* Net of interest income.

Capital Expenditures and Investments	92	87	24	35	238	300	256	154	233	943

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	5.0	4.5	4.5	4.5	4.6	5.0	4.9	5.0	5.0	5.0
NGL Production (MB/D)	396	374	414	414	399	428	423	409	409	417

Weighted-Average NGL Price*
DCP Midstream ($/gal)	0.39	0.32	0.44	0.49	0.41	0.60	0.51	0.44	0.50	0.51
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions*
GP Distribution from PSXP to Phillips 66**	—	—	—	—	—	69	70	—	—	139
LP Distribution from PSXP to Phillips 66	148	149	148	149	594	58	58	147	149	412
GP Distribution from DCP Midstream, LP to DCP Midstream***	—	—	—	—	—	43	43	43	—	129
LP Distribution from DCP Midstream, LP to DCP Midstream***	46	46	46	****	138	41	41	41	92	215
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights (IDRs). These distributions are eliminated in the respective sponsors consolidated financial statements.
** On August 1, 2019, PSXP eliminated its IDRs and 2% economic general partner interest, therefore, no distributions were made to the general partner interest after August 1, 2019.
*** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP (DCP Partners). On November 6, 2019, DCP Partners completed a transaction to eliminate all general partner economic interests in DCP Partners and IDRs, therefore, no distributions were made to the general partner interest after November 6, 2019.
**** Pending DCP Midstream release.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income (Loss) before Income Taxes to Adjusted EBITDA
Income (loss) before income taxes	(702)	324	146	223	(9)	316	423	(460)	405	684
Plus:
Depreciation and amortization	77	77	83	94	331	73	75	78	78	304
EBITDA	(625)	401	229	317	322	389	498	(382)	483	988

Special Item Adjustments (pre-tax):
Impairments	1,161	—	204	96	1,461	—	—	853	—	853
Impairments by equity affiliates	—	—	—	—	—	—	—	47	—	47
Pension settlement expense	—	5	3	1	9	—	—	—	—	—
Hurricane-related costs	—	—	1	3	4	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	1	—	—	—	1	—	—	—	—	—
Asset dispositions	—	(84)	—	—	(84)	—	—	—	—	—
EBITDA, Adjusted for Special Items	537	322	437	417	1,713	389	498	518	483	1,888

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	3	2	3	1	9	1	4	4	3	12
Proportional share of selected equity affiliates net interest	39	36	42	44	161	31	30	37	40	138
Proportional share of selected equity affiliates depreciation and amortization	60	52	56	56	224	57	58	64	58	237
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	—	—	(20)	(17)	(37)	—	—	—	—	—
Adjusted EBITDA	639	412	518	501	2,070	478	590	623	584	2,275
† Prior period information has been recasted to include additional equity affiliates and for adjustments to basis difference amortization.

Adjusted EBITDA by Business Line
100% PSXP Results
Income before income taxes	227	255	217	112	811	199	234	238	255	926
Plus:
Net interest expense	28	29	31	32	120	27	26	25	27	105
Depreciation and amortization	30	31	35	39	135	29	29	30	32	120
EBITDA	285	315	283	183	1,066	255	289	293	314	1,151

Special Item Adjustments (pre-tax):
Impairments	—	—	—	96	96	—	—	—	—	—
Hurricane-related costs*	—	—	1	2	3	—	—	—	—	—
Asset dispositions	—	(84)	—	—	(84)	—	—	—	—	—
EBITDA, Adjusted for Special Items**	285	231	284	281	1,081	255	289	293	314	1,151

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	3	2	3	1	9	1	4	4	3	12
Proportional share of selected equity affiliates net interest	9	9	13	15	46	8	7	7	8	30
Proportional share of selected equity affiliates depreciation and amortization	25	29	31	33	118	19	20	21	21	81
Adjusted EBITDA attributable to joint venture partner's noncontrolling interest	—	—	(16)	(13)	(29)	—	—	—	—	—
Adjusted EBITDA**	322	271	315	317	1,225	283	320	325	346	1,274
* Represents a special item adjustment made for PSX reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.
† Prior period information has been recasted to include additional equity affiliates and for adjustments to basis difference amortization.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Total Transportation and NGL and Other
Income before income taxes	379	292	96	182	949	293	388	417	370	1,468
Plus:
Depreciation and amortization	77	77	83	94	331	73	75	78	78	304
EBITDA*	456	369	179	276	1,280	366	463	495	448	1,772

Special Item Adjustments (pre-tax):
Impairments	—	—	204	96	300	—	—	—	—	—
Pension settlement expense	—	5	3	1	9	—	—	—	—	—
Hurricane-related costs	—	—	1	3	4	—	—	—	—	—
Asset dispositions	—	(84)	—	—	(84)	—	—	—	—	—
EBITDA, Adjusted for Special Items*	456	290	387	376	1,509	366	463	495	448	1,772

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	3	2	3	1	9	1	4	4	3	12
Proportional share of selected equity affiliates net interest	17	16	20	22	75	16	14	15	16	61
Proportional share of selected equity affiliates depreciation and amortization	34	38	40	40	152	28	29	30	31	118
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	—	—	(20)	(17)	(37)	—	—	—	—	—
Adjusted EBITDA*	510	346	430	422	1,708	411	510	544	498	1,963
* Includes PSXP results. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.
† Prior period information has been recasted to include additional equity affiliates and for adjustments to basis difference amortization.

DCP Midstream
Income (loss) before income taxes	(1,081)	32	50	41	(958)	23	35	(877)	35	(784)
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	(1,081)	32	50	41	(958)	23	35	(877)	35	(784)

Special Item Adjustments (pre-tax):
Impairments	1,161	—	—	—	1,161	—	—	853	—	853
Impairments by equity affiliates	—	—	—	—	—	—	—	47	—	47
Lower-of-cost-or-market inventory adjustments	1	—	—	—	1	—	—	—	—	—
EBITDA, Adjusted for Special Items	81	32	50	41	204	23	35	23	35	116

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	22	20	22	22	86	15	16	22	24	77
Proportional share of selected equity affiliates depreciation and amortization	26	14	16	16	72	29	29	34	27	119
Adjusted EBITDA*	129	66	88	79	362	67	80	79	86	312
* Proportional share of selected equity affiliates is net of noncontrolling interests.
† Prior period information has been recasted to include adjustments for basis difference amortization.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	169	42	231	193	635	227	275	227	150	879

Equity in Earnings of Affiliate	166	39	229	191	625	225	274	224	147	870

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	354	142	488	410	1,394	434	525	417	262	1,638
Specialties, Aromatics and Styrenics	9	—	23	30	62	49	70	73	70	262
Corporate and Other	(26)	(59)	(54)	(57)	(196)	(34)	(36)	(34)	(36)	(140)
Total	337	83	457	383	1,260	449	559	456	296	1,760

Income (Loss) before Income Taxes
Olefins and Polyolefins	360	142	498	416	1,416	446	536	430	266	1,678
Specialties, Aromatics and Styrenics	10	3	24	33	70	57	78	78	74	287
Corporate and Other	(26)	(59)	(54)	(57)	(196)	(34)	(36)	(33)	(36)	(139)
Total	344	86	468	392	1,290	469	578	475	304	1,826

Depreciation and Amortization	148	144	146	155	593	146	139	140	150	575

Net Interest Expense*	16	24	23	21	84	20	17	19	16	72
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	252	25	130	161	568	206	144	153	260	763
Repayments from Equity Companies	(21)	—	—	(29)	(50)	(26)	(28)	(9)	—	(63)
Return of Investments from Equity Companies	(25)	—	—	—	(25)	—	—	—	—	—

Olefins and Polyolefins Capacity Utilization (%)	98%	103%	94%	101%	99%	98%	95%	97%	97%	97%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	19.7	17.1	23.8	27.7	22.1	22.4	19.1	23.9	25.2	22.7
HDPE Blow Molding, Domestic Spot (cents/lb)	40.0	35.5	45.6	53.6	43.7	52.7	51.1	45.4	41.2	47.6

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	8.8	11.7	13.1	12.6	11.5	16.4	11.9	9.5	11.8	12.3
HDPE Blow Molding, Total Cash Cost (cents/lb)	32.9	30.2	37.1	41.2	35.3	35.5	32.0	36.7	38.2	35.6

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	18.0	10.7	19.2	27.5	18.9	23.2	26.4	23.1	16.5	22.4
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	169	42	231	193	635	227	275	227	150	879
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	169	42	231	193	635	227	275	227	150	879

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	15	—	—	15	—	—	—	—	—
Pension settlement expense	—	—	—	21	21	—	—	—	—	—
Hurricane-related costs	—	—	2	1	3	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	24	32	(101)	(12)	(57)	—	—	42	23	65
EBITDA, Adjusted for Special Items	193	89	132	203	617	227	275	269	173	944

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	13	5	14	15	47	22	24	23	10	79
Proportional share of selected equity affiliates net interest	9	11	12	12	44	13	8	10	9	40
Proportional share of selected equity affiliates depreciation and amortization	106	105	104	108	423	108	108	107	102	425
Adjusted EBITDA	321	210	262	338	1,131	370	415	409	294	1,488
† Prior period information has been recasted to include adjustments for basis difference amortization.

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	(637)	(227)	(199)	(161)	(1,224)	(7)	258	296	61	608
Gulf Coast	(843)	(365)	(405)	(464)	(2,077)	(118)	222	184	76	364
Central Corridor	(227)	(104)	(132)	(178)	(641)	77	520	408	333	1,338
West Coast	(554)	(182)	(1,167)	(310)	(2,213)	(150)	(17)	(32)	(125)	(324)
Income (Loss) before Income Taxes	(2,261)	(878)	(1,903)	(1,113)	(6,155)	(198)	983	856	345	1,986

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(15.41)	(5.80)	(4.61)	(3.43)	(7.18)	(0.17)	5.04	5.93	1.16	3.11
Gulf Coast	(13.16)	(5.98)	(7.86)	(12.46)	(9.71)	(1.80)	2.88	2.46	1.00	1.24
Central Corridor	(9.72)	(5.01)	(5.35)	(7.66)	(6.96)	3.22	19.81	15.26	12.61	12.95
West Coast	(19.87)	(7.07)	(38.12)	(11.75)	(20.01)	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)
Worldwide	(14.44)	(5.99)	(12.69)	(8.32)	(10.48)	(1.22)	5.25	4.60	1.84	2.75

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	2.38	1.53	1.65	2.99	2.17	7.76	10.85	11.48	7.06	9.33
Gulf Coast	6.76	0.36	(0.61)	(0.78)	1.85	5.44	8.20	8.34	7.45	7.42
Central Corridor	13.50	5.78	4.46	4.27	7.17	10.23	17.84	15.99	14.92	14.91
West Coast	4.80	5.05	2.23	1.79	3.43	6.25	9.94	10.11	10.22	9.18
Worldwide	7.11	2.60	1.78	2.18	3.51	7.23	11.37	11.18	9.50	9.91
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(3)	(2)	(3)	(10)	(3)	(3)	(3)	(2)	(11)
Gulf Coast	1	1	(1)	(4)	(3)	—	(2)	1	(1)	(2)
Central Corridor	(51)	(79)	(118)	(115)	(363)	84	133	69	45	331
West Coast	—	—	—	—	—	—	—	—	—	—
Total	(52)	(81)	(121)	(122)	(376)	81	128	67	42	318

Depreciation and Amortization*
Atlantic Basin/Europe	51	49	50	51	201	50	49	49	50	198
Gulf Coast	71	75	75	75	296	67	68	66	67	268
Central Corridor	34	33	33	33	133	33	34	34	34	135
West Coast	65	63	64	57	249	62	63	66	62	253
Total	221	220	222	216	879	212	214	215	213	854
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	207	202	186	223	818	240	211	218	233	902
Gulf Coast	499	287	269	338	1,393	382	330	352	408	1,472
Central Corridor	142	127	118	139	526	146	141	131	154	572
West Coast	293	225	244	276	1,038	254	257	290	373	1,174
Total	1,141	841	817	976	3,775	1,022	939	991	1,168	4,120
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	16	9	11	12	48	20	13	17	15	65
Gulf Coast	240	13	8	24	285	90	29	44	94	257
Central Corridor	15	3	6	9	33	25	8	9	10	52
West Coast	58	13	16	31	118	13	17	50	113	193
Total	329	38	41	76	484	148	67	120	232	567
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	19	15	14	13	61	15	11	12	14	52
Gulf Coast	37	25	30	15	107	23	16	23	11	73
Central Corridor	17	14	11	9	51	13	10	10	7	40
West Coast	31	22	16	20	89	24	21	23	17	85
Total	104	76	71	57	308	75	58	68	49	250

Foreign Currency Gains (Losses) Pre-Tax	1	(5)	1	(1)	(4)	(5)	(7)	10	2	—

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(52)	(81)	(121)	(122)	(376)	81	128	67	42	318
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(156)	(72)	(70)	(54)	(352)	(277)	(309)	(273)	(237)	(1,096)
Equity affiliate-related expenses not included in Realized Refining Margins	(208)	(153)	(191)	(176)	(728)	(196)	(181)	(206)	(195)	(778)
Regional Totals
Atlantic Basin/Europe	(11)	(16)	(28)	(9)	(64)	(13)	(14)	(7)	—	(34)
Gulf Coast	2	—	(1)	(4)	(3)	—	(2)	1	(1)	(2)
Central Corridor	(199)	(137)	(162)	(163)	(661)	(183)	(165)	(200)	(194)	(742)
Total	(208)	(153)	(191)	(176)	(728)	(196)	(181)	(206)	(195)	(778)
* Other costs associated with equity affiliates which do not flow through equity earnings.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	(2,261)	(878)	(1,903)	(1,113)	(6,155)	(198)	983	856	345	1,986
Plus:
Depreciation and amortization	221	220	222	216	879	212	214	215	213	854
EBITDA	(2,040)	(658)	(1,681)	(897)	(5,276)	14	1,197	1,071	558	2,840

Special Item Adjustments (pre-tax):
Impairments	1,845	—	910	—	2,755	—	—	—	—	—
Pending claims and settlements	—	—	—	—	—	(21)	—	—	—	(21)
Certain tax impacts	—	—	—	(6)	(6)	—	—	—	—	—
Pension settlement expense	—	26	12	3	41	—	—	—	—	—
Hurricane-related costs	—	—	11	22	33	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	15	(15)	—	—	—	—	—	—	—	—
Asset dispositions	—	—	—	—	—	—	—	(17)	—	(17)
EBITDA, Adjusted for Special Items	(180)	(647)	(748)	(878)	(2,453)	(7)	1,197	1,054	558	2,802

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	—	(1)	—	(1)	(2)	—	—	1	(1)	—
Proportional share of selected equity affiliates net interest	—	1	1	1	3	(1)	(1)	(1)	—	(3)
Proportional share of selected equity affiliates depreciation and amortization	32	26	23	24	105	25	23	24	25	97
Adjusted EBITDA	(148)	(621)	(724)	(854)	(2,347)	17	1,219	1,078	582	2,896
† Prior period information has been recasted to include adjustments for basis difference amortization.

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	437	402	432	466	434	427	519	509	531	497
Total Processed Inputs (MB/D)	454	430	469	510	466	463	562	542	574	536
Crude Oil Capacity Utilization (%)	81%	75%	81%	87%	81%	80%	97%	95%	99%	92%
Clean Product Yield (%)	83%	82%	83%	87%	84%	86%	88%	87%	90%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	645	609	506	371	533	654	757	729	759	725
Total Processed Inputs (MB/D)	704	671	560	404	584	727	849	815	827	805
Crude Oil Capacity Utilization (%)	84%	79%	66%	48%	69%	85%	99%	95%	99%	95%
Clean Product Yield (%)	71%	79%	82%	79%	77%	80%	81%	78%	80%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	471	386	455	414	431	445	521	517	509	498
Total Processed Inputs (MB/D)	487	396	467	428	445	466	538	531	526	515
Crude Oil Capacity Utilization (%)	89%	73%	86%	78%	81%	86%	101%	100%	99%	97%
Clean Product Yield (%)	88%	87%	89%	89%	89%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	279	263	311	263	279	307	317	351	318	323
Total Processed Inputs (MB/D)	306	283	333	287	302	341	359	375	349	356
Crude Oil Capacity Utilization (%)	77%	72%	85%	72%	77%	84%	87%	97%	87%	89%
Clean Product Yield (%)	93%	87%	89%	91%	90%	88%	81%	85%	76%	83%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,832	1,660	1,704	1,514	1,677	1,833	2,114	2,106	2,117	2,043
Total Processed Inputs (MB/D)	1,951	1,780	1,829	1,629	1,797	1,997	2,308	2,263	2,276	2,212
Crude Oil Capacity Utilization (%)	83%	75%	77%	69%	76%	84%	97%	97%	97%	94%
Clean Product Yield (%)	82%	83%	85%	86%	84%	85%	84%	84%	84%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	191	178	207	241	204	202	240	230	266	234
Distillates	174	160	168	187	172	185	241	227	234	222
Other	91	95	98	89	94	80	89	88	82	85
Total	456	433	473	517	470	467	570	545	582	541
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	234	277	247	157	229	296	348	312	332	322
Distillates	248	231	187	147	203	261	310	297	301	292
Other	221	167	129	100	154	165	192	208	192	190
Total	703	675	563	404	586	722	850	817	825	804

Central Corridor*
Gasoline	245	183	241	214	221	244	260	256	267	257
Distillates	183	161	173	166	171	175	214	208	210	202
Other	60	52	55	50	54	49	67	71	51	59
Total	488	396	469	430	446	468	541	535	528	518
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	151	126	159	144	145	165	167	170	148	163
Distillates	134	121	137	117	127	136	124	148	116	131
Other	21	33	38	24	29	41	66	53	81	60
Total	306	280	334	285	301	342	357	371	345	354

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	821	764	854	756	799	907	1,015	968	1,013	976
Distillates	739	673	665	617	673	757	889	880	861	847
Other	393	347	320	263	331	335	414	420	406	394
Total	1,953	1,784	1,839	1,636	1,803	1,999	2,318	2,268	2,280	2,217

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	45.97	27.80	40.91	42.56	39.31	54.87	59.80	56.44	56.98	57.02
Brent	50.26	29.20	43.00	44.23	41.67	63.20	68.82	61.94	63.25	64.30
LLS	48.30	30.07	42.46	44.05	41.22	62.40	66.92	60.64	60.79	62.69
ANS	51.40	30.37	42.74	44.82	42.33	64.50	68.18	63.07	64.41	65.04
WTI less Maya	4.81	3.40	1.72	2.02	2.99	(3.91)	(2.26)	(0.20)	4.06	(0.58)
WTI less WCS (settlement differential)	20.53	11.47	9.09	9.31	12.60	12.29	10.67	12.24	15.83	12.76

Natural Gas ($/MMBtu)
Henry Hub	1.88	1.65	1.95	2.47	1.99	2.89	2.51	2.33	2.35	2.52

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	4.84	7.87	9.52	7.48	7.43	1.79	12.06	11.84	6.44	8.03
East Coast Distillate less Brent	14.93	10.95	7.17	9.51	10.64	18.05	14.27	17.43	18.66	17.10
Gulf Coast
Gulf Coast Gasoline less LLS	4.97	3.66	5.88	5.10	4.90	1.58	8.18	8.24	5.48	5.87
Gulf Coast Distillate less LLS	13.86	8.04	6.10	8.14	9.03	16.41	14.28	17.22	17.62	16.38
Central Corridor
Central Gasoline less WTI	7.70	6.18	8.15	5.76	6.95	9.72	18.71	15.28	10.75	13.61
Central Distillate less WTI	17.34	11.41	8.55	11.21	12.13	24.92	22.49	21.39	22.29	22.77
West Coast
West Coast Gasoline less ANS	13.32	9.36	13.12	10.76	11.64	11.83	23.50	19.48	16.85	17.92
West Coast Distillate less ANS	17.22	10.36	9.34	12.74	12.42	16.20	21.10	18.38	21.49	19.29

Worldwide Market Crack Spread ($/BBL)**	9.82	7.47	8.17	7.84	8.33	9.77	15.24	14.60	12.45	13.01
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	471	255	365	180	1,271	138	294	440	327	1,199
Specialties	42	31	50	52	175	67	59	58	50	234
Income before Income Taxes	513	286	415	232	1,446	205	353	498	377	1,433

Income before Income Taxes ($/BBL)
U.S.	1.79	1.24	1.74	0.83	1.42	0.60	1.09	1.66	1.42	1.22
International	6.58	3.48	5.01	3.91	4.84	2.25	4.81	5.19	2.01	3.58

Realized Marketing Fuel Margins ($/BBL)*
U.S.	2.08	1.75	2.23	1.37	1.87	1.06	1.53	2.11	1.51	1.57
International	8.53	5.07	6.28	5.07	6.34	3.80	6.03	6.37	3.35	4.90
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	117	123	107	104	451	131	143	168	233	675
Specialties	81	56	83	64	284	100	93	83	74	350
Total	198	179	190	168	735	231	236	251	307	1,025
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	22	38	42	37	139	22	28	31	45	126
Specialties	—	10	3	29	42	11	7	21	20	59
Total	22	48	45	66	181	33	35	52	65	185

Depreciation and Amortization*
Marketing and Other	20	21	21	22	84	21	21	21	22	85
Specialties	5	4	5	5	19	5	4	4	5	18
Total	25	25	26	27	103	26	25	25	27	103
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	211	232	259	263	965	261	297	300	340	1,198
Specialties	31	30	30	35	126	36	36	39	38	149
Total	242	262	289	298	1,091	297	333	339	378	1,347
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	984	881	997	922	946	1,063	1,151	1,132	1,213	1,141
Distillates	854	707	698	667	731	759	898	914	1,106	920
Other	—	—	—	—	—	—	—	—	—	—
Total	1,838	1,588	1,695	1,589	1,677	1,822	2,049	2,046	2,319	2,061

International Marketing
Gasoline	82	60	83	74	75	88	89	90	89	89
Distillates	183	140	165	168	164	181	187	185	183	184
Other	20	15	15	20	17	18	19	16	20	18
Total	285	215	263	262	256	287	295	291	292	291

Worldwide Marketing
Gasoline	1,066	941	1,080	996	1,021	1,151	1,240	1,222	1,302	1,230
Distillates	1,037	847	863	835	895	940	1,085	1,099	1,289	1,104
Other	20	15	15	20	17	18	19	16	20	18
Total	2,123	1,803	1,958	1,851	1,933	2,109	2,344	2,337	2,611	2,352

Foreign Currency Gains (Losses) Pre-Tax	1	—	(1)	—	—	2	(1)	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	513	286	415	232	1,446	205	353	498	377	1,433
Plus:
Depreciation and amortization	25	25	26	27	103	26	25	25	27	103
EBITDA	538	311	441	259	1,549	231	378	523	404	1,536

Special Item Adjustments (pre-tax):
Pending claims and settlements	(37)	—	—	—	(37)	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	—	—	—	(90)	(90)
Pension settlement expense	—	4	1	1	6	—	—	—	—	—
Hurricane-related costs	—	—	1	2	3	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	12	3	—	(14)	1	—	—	—	—	—
EBITDA, Adjusted for Special Items	513	318	443	248	1,522	231	378	523	314	1,446

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	4	6	7	6	23	6	5	7	5	23
Proportional share of selected equity affiliates net interest	6	5	4	3	18	2	2	2	1	7
Proportional share of selected equity affiliates depreciation and amortization	17	14	16	17	64	9	11	10	10	40
Adjusted EBITDA	540	343	470	274	1,627	248	396	542	330	1,516
† Prior period information has been recasted to include additional equity affiliates and for adjustments to basis difference amortization.

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(197)	(219)	(239)	(226)	(881)	(210)	(205)	(178)	(211)	(804)

Detail of Loss before Income Taxes
Net interest expense	(103)	(114)	(131)	(137)	(485)	(108)	(105)	(98)	(104)	(415)
Corporate overhead and other	(94)	(105)	(108)	(89)	(396)	(102)	(100)	(80)	(107)	(389)
Total	(197)	(219)	(239)	(226)	(881)	(210)	(205)	(178)	(211)	(804)

Net Interest Expense
Interest expense	(137)	(139)	(150)	(148)	(574)	(132)	(133)	(131)	(139)	(535)
Capitalized interest	26	22	18	9	75	13	18	22	24	77
Interest income	8	3	1	2	14	11	10	11	11	43
Total	(103)	(114)	(131)	(137)	(485)	(108)	(105)	(98)	(104)	(415)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(197)	(219)	(239)	(226)	(881)	(210)	(205)	(178)	(211)	(804)
Plus:
Net interest expense	103	114	131	137	485	108	105	98	104	415
Depreciation and amortization	19	21	21	21	82	20	20	18	22	80
EBITDA	(75)	(84)	(87)	(68)	(314)	(82)	(80)	(62)	(85)	(309)

Special Item Adjustments (pre-tax):
Impairments	—	—	25	—	25	—	—	—	—	—
Pension settlement expense	—	3	1	—	4	—	—	—	—	—
Asset dispositions	—	—	—	(9)	(9)	—	—	—	—	—
EBITDA, Adjusted for Special Items	(75)	(81)	(61)	(77)	(294)	(82)	(80)	(62)	(85)	(309)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(75)	(81)	(61)	(77)	(294)	(82)	(80)	(62)	(85)	(309)

Foreign Currency Losses Pre-Tax	(2)	(1)	(4)	(1)	(8)	(1)	(2)	(1)	(1)	(5)

Phillips 66 Total Company Debt
Total Debt	12,963	14,446	14,526	15,893	15,893	11,298	11,439	11,925	11,763	11,763
Debt-to-Capital Ratio (%)	35%	38%	39%	42%	42%	30%	30%	31%	30%	30%

Total Equity	23,639	23,295	22,305	21,523	21,523	26,745	27,306	27,092	27,169	27,169

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	(2,427)	(67)	(726)	(494)	(3,714)	270	1,504	793	810	3,377
Plus:
Income tax expense (benefit)	(51)	(378)	(624)	(197)	(1,250)	70	325	150	256	801
Net interest expense	103	114	131	137	485	108	105	98	104	415
Depreciation and amortization	342	343	352	358	1,395	331	334	336	340	1,341
Phillips 66 EBITDA	(2,033)	12	(867)	(196)	(3,084)	779	2,268	1,377	1,510	5,934

Special Item Adjustments (pre-tax):
Impairments	3,006	—	1,139	96	4,241	—	—	853	—	853
Impairments by equity affiliates	—	15	—	—	15	—	—	47	—	47
Pending claims and settlements	(37)	—	—	—	(37)	(21)	—	—	—	(21)
Certain tax impacts	—	—	—	(6)	(6)	—	—	—	(90)	(90)
Pension settlement expense	—	38	17	26	81	—	—	—	—	—
Hurricane-related costs	—	—	15	28	43	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	52	20	(101)	(26)	(55)	—	—	42	23	65
Asset dispositions	—	(84)	—	(9)	(93)	—	—	(17)	—	(17)
Phillips 66 EBITDA, Adjusted for Special Items	988	1	203	(87)	1,105	758	2,268	2,302	1,443	6,771

Other Adjustments (pre-tax)†:
Proportional share of selected equity affiliates income taxes	20	12	24	21	77	29	33	35	17	114
Proportional share of selected equity affiliates net interest	54	53	59	60	226	45	39	48	50	182
Proportional share of selected equity affiliates depreciation and amortization	215	197	199	205	816	199	200	205	195	799
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	—	—	(20)	(17)	(37)	—	—	—	—	—
Adjusted EBITDA attributable to public ownership interest in PSXP	(95)	(80)	(87)	(91)	(353)	(93)	(111)	(110)	(99)	(413)
Phillips 66 Adjusted EBITDA	1,182	183	378	91	1,834	938	2,429	2,480	1,606	7,453
† Prior period information has been recasted to include additional equity affiliates and for adjustments to basis difference amortization.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "adjusted capital spending." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted capital spending is a non-GAAP financial measure that demonstrates the portion of total consolidated capital expenditures and investments funded by Phillips 66. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. A reconciliation of capital expenditures and investments to adjusted capital spending is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(637)	(227)	(199)	(161)	(1,224)	(7)	258	296	61	608
Plus:
Taxes other than income taxes	19	15	14	13	61	15	11	12	14	52
Depreciation, amortization and impairments	492	49	50	52	643	50	49	49	50	198
Selling, general and administrative expenses	13	12	6	13	44	7	10	10	12	39
Operating expenses	194	190	180	210	774	233	201	208	221	863
Equity in losses of affiliates	2	3	2	3	10	3	3	3	2	11
Other segment (income) expense, net	(2)	3	—	—	1	6	4	(24)	(2)	(16)
Proportional share of refining gross margins contributed by equity affiliates	16	16	18	17	67	17	19	19	14	69
Special items:
Certain tax impacts	—	—	—	(6)	(6)	—	—	—	—	—
Realized refining margins	97	61	71	141	370	324	555	573	372	1,824

Total processed inputs (MB)	41,335	39,121	43,176	46,904	170,536	41,682	51,172	49,895	52,757	195,506
Adjusted total processed inputs (MB)	41,335	39,121	43,176	46,904	170,536	41,682	51,172	49,895	52,757	195,506

Income (loss) before income taxes ($/BBL)**	(15.41)	(5.80)	(4.61)	(3.43)	(7.18)	(0.17)	5.04	5.93	1.16	3.11
Realized refining margins ($/BBL)***	2.38	1.53	1.65	2.99	2.17	7.76	10.85	11.48	7.06	9.33

GULF COAST
Income (loss) before income taxes	(843)	(365)	(405)	(464)	(2,077)	(118)	222	184	76	364
Plus:
Taxes other than income taxes	37	25	30	15	107	23	16	23	11	73
Depreciation, amortization and impairments	741	75	75	77	968	67	68	66	70	271
Selling, general and administrative expenses	7	10	11	11	39	(2)	8	7	10	23
Operating expenses	492	277	258	327	1,354	384	322	345	398	1,449
Equity in (earnings) losses of affiliates	(1)	(1)	1	4	3	—	2	(1)	1	2
Other segment (income) expense, net	1	—	(1)	1	1	1	(5)	1	—	(3)
Proportional share of refining gross margins contributed by equity affiliates	—	—	—	—	—	—	—	—	—	—
Realized refining margins	434	21	(31)	(29)	395	355	633	625	566	2,179

Total processed inputs (MB)	64,066	61,032	51,543	37,230	213,871	65,434	77,186	74,936	76,110	293,666
Adjusted total processed inputs (MB)	64,066	61,032	51,543	37,230	213,871	65,434	77,186	74,936	76,110	293,666

Income (loss) before income taxes ($/BBL)**	(13.16)	(5.98)	(7.86)	(12.46)	(9.71)	(1.80)	2.88	2.46	1.00	1.24
Realized refining margins ($/BBL)***	6.76	0.36	(0.61)	(0.78)	1.85	5.44	8.20	8.34	7.45	7.42

CENTRAL CORRIDOR
Income (loss) before income taxes	(227)	(104)	(132)	(178)	(641)	77	520	408	333	1,338
Plus:
Taxes other than income taxes	17	14	11	9	51	13	10	10	7	40
Depreciation, amortization and impairments	469	33	33	36	571	33	34	34	34	135
Selling, general and administrative expenses	6	7	7	8	28	1	7	6	8	22
Operating expenses	136	120	111	131	498	145	134	125	146	550
Equity in (earnings) losses of affiliates	51	79	118	115	363	(84)	(133)	(69)	(45)	(331)
Other segment (income) expense, net	(3)	3	(1)	(1)	(2)	(2)	4	(3)	1	—
Proportional share of refining gross margins contributed by equity affiliates	113	92	45	48	298	267	298	269	239	1,073
Special items:
Pending claims and settlements	—	—	—	—	—	(21)	—	—	—	(21)
Lower-of-cost-or-market inventory adjustments	35	(35)	—	—	—	—	—	—	—	—
Realized refining margins	597	209	192	168	1,166	429	874	780	723	2,806

Total processed inputs (MB)	23,345	20,778	24,682	23,245	92,050	23,893	26,244	26,740	26,417	103,294
Adjusted total processed inputs (MB)*	44,291	36,067	42,979	39,356	162,693	41,896	48,932	48,853	48,364	188,045

Income (loss) before income taxes ($/BBL)**	(9.72)	(5.01)	(5.35)	(7.66)	(6.96)	3.22	19.81	15.26	12.61	12.95
Realized refining margins ($/BBL)***	13.50	5.78	4.46	4.27	7.17	10.23	17.84	15.99	14.92	14.91

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Loss before income taxes	(554)	(182)	(1,167)	(310)	(2,213)	(150)	(17)	(32)	(125)	(324)
Plus:
Taxes other than income taxes	31	22	16	20	89	24	21	23	17	85
Depreciation, amortization and impairments	364	63	974	59	1,460	62	63	66	62	253
Selling, general and administrative expenses	10	9	9	10	38	5	8	8	10	31
Operating expenses	283	216	235	266	1,000	249	249	282	363	1,143
Other segment expense, net	1	1	1	2	5	2	1	1	1	5
Realized refining margins	135	129	68	47	379	192	325	348	328	1,193

Total processed inputs (MB)	27,877	25,737	30,615	26,373	110,602	30,703	32,697	34,498	32,116	130,014
Adjusted total processed inputs (MB)	27,877	25,737	30,615	26,373	110,602	30,703	32,697	34,498	32,116	130,014

Loss before income taxes ($/BBL)**	(19.87)	(7.07)	(38.12)	(11.75)	(20.01)	(4.89)	(0.52)	(0.93)	(3.89)	(2.49)
Realized refining margins ($/BBL)***	4.80	5.05	2.23	1.79	3.43	6.25	9.94	10.11	10.22	9.18

WORLDWIDE
Income (loss) before income taxes	(2,261)	(878)	(1,903)	(1,113)	(6,155)	(198)	983	856	345	1,986
Plus:
Taxes other than income taxes	104	76	71	57	308	75	58	68	49	250
Depreciation, amortization and impairments	2,066	220	1,132	224	3,642	212	214	215	216	857
Selling, general and administrative expenses	36	38	33	42	149	11	33	31	40	115
Operating expenses	1,105	803	784	934	3,626	1,011	906	960	1,128	4,005
Equity in (earnings) losses of affiliates	52	81	121	122	376	(81)	(128)	(67)	(42)	(318)
Other segment (income) expense, net	(3)	7	(1)	2	5	7	4	(25)	—	(14)
Proportional share of refining gross margins contributed by equity affiliates	129	108	63	65	365	284	317	288	253	1,142
Special items:
Certain tax impacts	—	—	—	(6)	(6)	—	—	—	—	—
Pending claims and settlements	—	—	—	—	—	(21)	—	—	—	(21)
Lower-of-cost-or-market inventory adjustments	35	(35)	—	—	—	—	—	—	—	—
Realized refining margins	1,263	420	300	327	2,310	1,300	2,387	2,326	1,989	8,002

Total processed inputs (MB)	156,623	146,668	150,016	133,752	587,059	161,712	187,299	186,069	187,400	722,480
Adjusted total processed inputs (MB)*	177,569	161,957	168,313	149,863	657,702	179,715	209,987	208,182	209,347	807,231

Income (loss) before income taxes ($/BBL)**	(14.44)	(5.99)	(12.69)	(8.32)	(10.48)	(1.22)	5.25	4.60	1.84	2.75
Realized refining margins ($/BBL)***	7.11	2.60	1.78	2.18	3.51	7.23	11.37	11.18	9.50	9.91
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	299	179	271	121	870	98	203	312	303	916
Plus:
Taxes other than income taxes	2	2	—	(3)	1	2	3	3	(3)	5
Depreciation and amortization	3	3	3	3	12	2	3	2	3	10
Selling, general and administrative expenses	127	151	174	171	623	155	183	184	221	743
Equity in earnings of affiliates	—	(11)	(10)	(10)	(31)	(1)	(3)	(3)	(20)	(27)
Other operating revenues*	(84)	(71)	(90)	(82)	(327)	(82)	(103)	(101)	(93)	(379)
Special items:
Certain tax impacts	—	—	—	—	—	—	—	—	(90)	(90)
Realized marketing fuel margins	347	253	348	200	1,148	174	286	397	321	1,178

Total fuel sales volumes (MB)	167,178	144,517	155,948	146,226	613,869	164,058	186,488	188,172	213,346	752,064

Income before income taxes ($/BBL)	1.79	1.24	1.74	0.83	1.42	0.60	1.09	1.66	1.42	1.22
Realized marketing fuel margins ($/BBL)**	2.08	1.75	2.23	1.37	1.87	1.06	1.53	2.11	1.51	1.57

INTERNATIONAL
Income before income taxes	171	68	121	94	454	58	129	139	54	380
Plus:
Taxes other than income taxes	1	2	1	1	5	2	1	2	1	6
Depreciation and amortization	17	16	18	19	70	16	16	16	17	65
Selling, general and administrative expenses	63	57	62	64	246	62	61	61	65	249
Equity in earnings of affiliates	(22)	(28)	(31)	(27)	(108)	(22)	(25)	(27)	(25)	(99)
Other operating revenues*	2	(4)	(7)	(18)	(27)	(6)	(9)	(10)	(12)	(37)
Other segment (income) expense, net	—	1	(1)	1	1	(2)	1	1	1	1
Marketing margins	232	112	163	134	641	108	174	182	101	565
Less: margin for nonfuel related sales	10	13	11	12	46	10	12	11	11	44
Realized marketing fuel margins	222	99	152	122	595	98	162	171	90	521

Total fuel sales volumes (MB)	25,979	19,583	24,164	24,047	93,773	25,796	26,837	26,796	26,834	106,263

Income before income taxes ($/BBL)	6.58	3.48	5.01	3.91	4.84	2.25	4.81	5.19	2.01	3.58
Realized marketing fuel margins ($/BBL)**	8.53	5.07	6.28	5.07	6.34	3.80	6.03	6.37	3.35	4.90
* Includes other nonfuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2020					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	(2,478)	(445)	(1,350)	(691)	(4,964)	340	1,829	943	1,066	4,178
Special items	3,021	(19)	1,070	109	4,181	(21)	—	925	(67)	837
Adjusted income (loss) before income taxes	543	(464)	(280)	(582)	(783)	319	1,829	1,868	999	5,015

Income tax expense (benefit)	(51)	(378)	(624)	(197)	(1,250)	70	325	150	256	801
Special items	75	188	272	48	583	(4)	45	235	(20)	256
Adjusted income tax expense (benefit)	24	(190)	(352)	(149)	(667)	66	370	385	236	1,057

Effective tax rate (%)	2.1%	84.9%	46.2%	28.5%	25.2%	20.6%	17.8%	15.9%	24.0%	19.2%
Adjusted effective tax rate (%)	4.4%	40.9%	125.7%	25.6%	85.2%	20.7%	20.2%	20.6%	23.6%	21.1%